UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 19, 2018
VMWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33622 (Commission File Number)	94-3292913 (IRS Employer Identification Number)

3401 Hillview Avenue, Palo Alto, CA	94304
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (650) 427-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.
Deadlines and Procedures for Submitting Stockholder Proposals
The date of VMware, Inc.’s (“VMware” or the “Company”) 2018 annual meeting of stockholders is scheduled for July 19, 2018 (the “2018 Annual Meeting”), more than 30 days later than the anniversary of the Company’s 2017 annual meeting of stockholders, which was held on June 8, 2017. Therefore, the deadlines for stockholders to submit proposals and nominations of directors for the 2018 annual meeting of stockholders have been adjusted as described below.
     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be eligible for inclusion in the Company’s 2018 proxy statement stockholder proposals must be received by the Company no later than the close of business on February 20, 2018. All stockholder proposals requested to be included in the Company’s proxy statement must also comply with the requirements set forth in the federal securities laws, including Rule 14a-8 of the Exchange Act. Stockholder proposals must be addressed to: VMware Inc. Legal Department, 3401 Hillview Avenue, Palo Alto, California, 94304.
The Company’s bylaws establish an advance notice procedure with regard to matters to be brought before an annual meeting of stockholders, including nominations of persons for election as directors and stockholder proposals submitted outside the processes of Rule 14a-8. Class A common stockholders must also comply with the procedural requirements in our bylaws, which are available at ir.vmware.com. Any holder of our Class A common stock who wishes to bring a proposal or nominate a person for election to the Board at the 2018 Annual Meeting must provide written notice of the proposal or nomination to the attention of VMware’s Secretary, Legal Department, at the address specified above, on or after March 21, 2018 and no later than April 20, 2018.
VMware’s bylaws also provide that until such time that Dell Technologies Inc. (“Dell”) ceases to hold at least a majority of the voting power of VMware’s Class A common stock and Class B common stock voting together as a single class, Dell is entitled to propose business to be considered at any meeting of stockholders and to nominate persons for election to the Board without compliance with the notice procedure described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VMware, Inc.

Date: January 19, 2018	By:	/s/ Craig Norris
Craig Norris
Vice President, Deputy General Counsel & Assistant Secretary